UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA 94109
(Address of principal executive offices) (Zip code)

     Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                     TICKER SYMBOL: ENCPX

ANNUAL REPORT
May 31, 2014

ENCOMPASS FUND ANNUAL LETTER
~July 2014~

Dear Fellow Shareholders:

The Encompass Fund (the "Fund") is on a fiscal year ending May 31st, and this Annual Report is for the year ended May 31, 2014.

The Fund trailed its benchmark, the Wilshire 5000 Index, for the fiscal year ended May 31, 2014 (1.01% vs. 20.39%, respectively). However, we believe that increasing exposure to the energy sector over the past 12 months has already shown a positive boost in performance, as well as the improved performance for precious metals and precious metals companies.

As those of you who have read the past several annual and semi-annual letters are aware, after posting returns of 137% in 2009 and 60% in 2010, the Fund has underperformed its benchmark until recently, showing improved performance beginning in January, 2014. While the Fund is a general equity fund, the focus has been, and remains, on various natural resource sectors, as we have believed that there were attractive investment opportunities available. In those years that the Fund underperformed, the stocks of companies involved in several natural resource areas trailed the performance of the commodities themselves, particularly for gold, silver, and copper. We reported in the November 30, 2013 semi-annual letter that in 2013 we started to refocus the Fund towards the energy sector (oil and natural gas), and this was having an immediate impact.

Going into 2014, we believed that gold, silver, and copper commodity prices would rise during 2014 and that the gold, silver, and copper company stock prices should rise more than the commodities. We have seen that happen.

Year to date (through May 31, 2014), gold, a senior gold miner's index, a junior gold miner's index, along with silver and a silver miner's index all showed gains, as did a copper miner's index (copper itself declined).

As stated, the combination of the outperformance of the commodity stocks, the increased emphasis on energy stocks, and the culling of individual portfolio holdings has resulted in the Fund producing a positive year-to-date through May 31, 2014 (and continuing), and lessened the impact of the Fund's prior losses.

As was reported to you in the November 30, 2013 semi-annual letter, the most important change we have made to improve performance has been to increase the Fund's exposure to the energy sector, while reducing exposure to metals. Energy is now the largest allocation of any sector with about 25% of the Fund invested in energy exploration and development companies. We believe that oil and gas prices are likely to remain high and that with prices at current levels, companies that are in production should continue to enjoy substantial cash flows and profitability. This in turn provides the capital to allow energy companies to purchase more land, to increase their exploration activities, and to acquire smaller companies. Many of these energy companies hedge some of their production against lower commodity prices, reducing risks. Since they are drilling in areas with proven resources, the drilling is successful a very high percentage of the time.

The world's current demand for oil and gas is greater than production. Because domestic oil production has increased significantly the last few years due to increased horizontal drilling and fracking, the US is importing less and less oil every year. It is projected that the US will not need to import any oil within the next few years. Think of the impact that will have on geopolitics!

2014 Annual Report 1

While the Fund's allocation to metals companies has been reduced, the Fund still owns a number of mining companies that are in production, or advancing their projects towards production.

Two portfolio companies that we have previously mentioned as laggards, Continental Energy and GeoPetro Resources, have performed considerably better in 2014. Also contributing positively to the Fund's recent performance, particularly in 2014, has been Brazil Resources, a gold exploration company with several projects in Brazil, and Rock Energy, a Canadian oil and gas exploration and production company.

Laggards have been United States Antimony, in which the Fund has a substantial profit, and has reduced its long-held position; Redhawk Resources, a copper exploration company with a significant project in Arizona; and OneRoof Energy, a solar energy services company acquired earlier this year.

We again thank you for your confidence. We also thank our Trustees for their guidance. We look forward to continuing to report positive performance for Encompass Fund in the months to come.

Yours very truly,

Malcolm H. Gissen                                       Marshall G. Berol

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-463-3957. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.encompassfunds.com or by calling toll free 1-888-463-3957.

2014 Annual Report 2

Encompass Fund (Unaudited)

PERFORMANCE INFORMATION

May 31, 2014 NAV $5.98

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED MAY 31, 2014.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Encompass Fund	1.01%	-26.66%	-2.42%	-5.95%
Wilshire 5000 Index(B)	20.39%	14.68%	18.66%	7.84%

The Fund’s total annual operating expenses are 1.46% per the September 27, 2013 prospectus. The Total Annual Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund.

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year, 5 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund. Investors cannot invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2014 Annual Report 3

Encompass Fund

Encompass Fund
By Sectors Based on Percentage of Net Assets
(UNAUDITED)

*Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2014 Annual Report 4

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2013 and held through May 31, 2014.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2013
	December 1, 2013	May 31, 2014	to May 31, 2014

Actual	$1,000.00	$1,081.37	$7.52

Hypothetical	$1,000.00	$1,017.70	$7.29
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

2014 Annual Report 5

Encompass Fund
		Schedule of Investments
		May 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Communications Equipment
750	QUALCOMM Incorporated	$60,337	1.41%
Copper Mining & Processing
80,000	Chilean Metals Inc. * (Canada)	8,117
263,333	Chilean Metals Inc. * (Canada) (Restricted)	24,275
900,000	Redhawk Resources, Inc. * (Canada)	149,419
		181,811	4.26%
Gold Exploration & Mining
90,000	Atacama Pacific Gold Corp. * (Canada)	58,107
416,500	Brazil Resources Inc. * (Canada)	357,263
183,412	Endeavour Mining Corp. * (Canada)	123,493
75,000	Gold Standard Ventures Corp. * (Canada)	49,583
5,860	Yamana Gold Inc. (Canada)	43,130
		631,576	14.78%
Gold & Silver Ores
14,000	Primero Mining Corp. * (Canada)	89,040	2.08%
Home Builders
4,500	D.R. Horton, Inc.	106,560	2.49%
Industrial Metals & Minerals
258,500	American Vanadium Corp. * (Canada)	128,749
790,000	Aztec Metals Corp. * ** (Restricted) (Canada)	31,600
165,000	United States Antimony Corp. *	277,200
		437,549	10.24%
Lumber & Wood Products (No Furniture)
6,000	International Forest Products Ltd. * (Canada)	88,379	2.07%
Natural Gas Processing
2,377,946	GeoPetro Resources Company *	225,905	5.29%
Oil & Gas Exploration & Production
18,700	Bellatrix Exploration Ltd. * (Canada)	164,186
30,000	Canacol Energy Ltd. * (Canada)	199,502
5,000	Crew Energy Inc. * (Canada)	48,100
57,000	Magnum Hunter Resources Corp. * +	436,620
19,000	Manitok Energy Inc. * (Canada)	41,883
8,200	Rock Energy Inc. * (Canada)	51,581
17,500	Tamarack Valley Energy Ltd. * (Canada)	91,035
		1,032,907	24.18%
Oil & Gas Field Services
1,400,000	Continental Energy Corp. * (Canada)	58,100
55,000	GreenHunter Resources, Inc. *	53,900
		112,000	2.62%
Silver Mining and Processing
75,000	Paramount Gold and Silver Corp. *	69,090
10,000	Silver Wheaton Corp. (Canada)	205,400
		274,490	6.43%
Solar Systems Operations & Financing
42,000	OneRoof Energy Group, Inc. * (Canada)	58,107	1.36%
Uranium Mining & Exploration
50,000	Fission Uranium Corp. * (Canada)	58,569
72,500	Uranium Energy Corp. *	126,875
		185,444	4.34%
Total for Common Stocks (Cost - $5,042,194)		3,484,105	81.55%
CONVERTIBLE NOTES
250,000	Continental Energy Corp., 18%, 9/30/2014 (Restricted) (Canada) ***	186,750
Total for Convertible Notes Securities (Cost - $250,000)		186,750	4.37%

* Non-Income producing securities during the period.
** The value of Aztec Metals Corp. is determined based on the security’s last offering price and management’s understanding of the company’s current financial situation and is considered a Level 3 security. See Note 3.
*** The value of the Continental Energy Corp. Convertible Note is on an "as if converted" basis, based on the stock's market price from time to time (with a 10% restricted stock discount). That valuation method was put into effect on November 9, 2012. It’s con-
sidered a Level 3 security. See Note 3.
+ Portion of the security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 6

Encompass Fund
		Schedule of Investments
			May 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
EXCHANGE TRADED FUNDS
1,850	ProShares Ultra Nasdaq Biotechnology *	$149,424
Total for Exchange Traded Funds (Cost - $95,752)		149,424	3.50%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	103,030
Total for Preferred Stock (Cost - $100,000)		103,030	2.41%
REAL ESTATE INVESTMENT TRUSTS
3,360	Ashford Hospitality Prime Inc.	54,768
16,800	Ashford Hospitality Trust Inc.	179,760
Total for Real Estate Investment Trusts (Cost - $125,109)		234,528	5.49%
WARRANTS
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2015) (a)	-
20,000	Chilean Metals Inc. * (expires 8-31-2014) (b)	-
125,000	Chilean Metals Inc. * (Restricted) (expires 6-11-2015) (c)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 12-31-2015) (d)	-
938	Delcath Systems, Inc. * (expires 5-31-2015) (e)	131
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 6-25-2015) (f)	-
62,500	GeoPetro Resources Company * **** (expires 12-23-2014) (g)	-
8,900	Magnum Hunter Resources Corp. * (Restricted) (expires 4-15-2016) (h)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2015) (i)	-
75,000	United States Antimony Corp. * (expires 7-15-2014) (j)	-
7,500	United States Antimony Corp. * (expires 6-29-2014) (k)	-
Total for Warrants (Cost - $0)		131	0.01%
MONEY MARKET FUNDS
52,193	Fidelity Institutional Money Market Fund 59 0.00% ++	52,193
Total for Money Market Funds (Cost - $52,193)		52,193	1.22%
	Total Investments	4,210,161	98.55%
	(Cost - $5,665,248)
	Other Assets in Excess of Liabilities	61,950	1.45%
	Net Assets	$4,272,111	100.00%

Encompass Fund
		Schedule of Written Options
			May 31, 2014
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Magnum Hunter Resources Corp. *
August 2014 Calls @ 10.00	5,000	$500

Total (Premiums Received $3,620)		$500

* Non-Income producing securities during the period.
**** Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security represents 0% of the portfolio at May 31, 2014 and is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++ Variable rate security; the coupon rate shown represents the rate at May 31, 2014.
(a) Aztec Metals Corp. warrants expire January 28, 2015, with an exercise price of $0.075 Canadian.
(b) Chilean Metals Inc. warrants expire August 31, 2014, with a exercise price of $0.25 Canadian.
(c) Chilean Metals Inc. warrants expire June 11, 2015, with a exercise price of $0.15 Canadian.
(d) Continental Energy Corp. warrants expire December 31, 2015, with an exercise price of $0.05.
(e) Delcath Systems, Inc. warrants expire May 31, 2015, with an exercise price of $2.56.
(f) Estrella Intl. Energy Svs. Ltd. warrants expire June 25, 2015, and are exercisable into 250 common shares, at $150 Canadian per share.
(g) GeoPetro Resources Company warrants expire December 23, 2014, with an exercise price of $0.50.
(h) Magnum Hunter Resources Corp. warrants expire April 15, 2016, with an exercise price of $8.50.
(i) Nortec Minerals Corp. warrants expire July 7, 2015, with an exercise price of $0.20 Canadian.
(j) United States Antimony Corp. warrants expire July 15, 2014, with an exercise price of $2.50.
(k) United States Antimony Corp. warrants expire June 29, 2014, with an exercise price of $2.50.

The accompanying notes are an integral part of these

2014 Annual Report 7

Encompass Fund

Statement of Assets and Liabilities
May 31, 2014

Assets:
Investment Securities at Fair Value	$4,210,161
(Cost - $5,665,248)
Cash	1,000
Foreign Currency at Fair Value (Cost - $54,284)	54,465
Receivables:
Interest	5
Receivable from Broker	50,000
Receivable for Securities Sold	13,767
Total Assets	4,329,398
Liabilities:
Covered Call Options Written at Fair Value (Premiums Received $3,620)	500
Management Fees Payable	3,680
Service Fees Payable	1,656
Payable for Securities Purchased	50,092
Payable for Shareholder Redemptions	1,359
Total Liabilities	57,287
Net Assets	$4,272,111
Net Assets Consist of:
Paid In Capital	$10,575,143
Accumulated Net Investment Loss	(19,179)
Accumulated Realized Loss on Investments - Net	(4,832,067)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(1,451,786)
Net Assets, for 714,235 Shares Outstanding	$4,272,111
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($4,272,111/714,235 shares)	$5.98
Redemption Price ($5.98 x 0.98) (Note 2)	$5.86

Statement of Operations
For the fiscal year ended May 31, 2014

Investment Income:
Dividends (a)	$19,089
Interest	1,776
Total Investment Income	20,865
Expenses:
Management Fees (Note 4)	45,121
Service Fees (Note 4)	20,304
Total Expenses	65,425

Net Investment Loss	(44,560)

Realized and Unrealized Gain/Loss on Investments, Foreign Currency Related Transactions
and Written Options:
Realized Loss on Investments and Foreign Currency Related Transactions	(1,896,029)
Realized Gain on Written Options	3,709
Change in Unrealized Depreciation on Investments and Foreign Currency
Related Transactions	1,879,266
Change in Unrealized Appreciation on Written Options	3,120
Net Realized and Unrealized Loss on Investments Foreign Currency Related
Transactions and Written Options	(9,934)

Net Decrease in Net Assets Resulting from Operations	$(54,494)

(a) Net of foreign taxes withheld $1,067. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 8

Encompass Fund

Statements of Changes in Net Assets
	6/1/2013	6/1/2012
	to	to
	5/31/2014	5/31/2013
Increase/(Decrease) in Net Assets from Operations:
Net Investment Income/(Loss)	$(44,560)	$(95,296)
Net Realized Gain/(Loss) on Investments	(1,896,029)	(2,453,196)
Realized Gain/(Loss) on Option Transactions	3,709	-
Unrealized Appreciation/(Depreciation) on Investments	1,879,266	(455,079)
Unrealized Appreciation/(Depreciation) on Options	3,120	-
Net Increase/(Decrease) in Net Assets Resulting from Operations	(54,494)	(3,003,571)
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	408,970	246,990
Proceeds From Redemption Fees (Note 2)	800	2,862
Cost of Shares Redeemed	(1,351,680)	(3,220,171)
Net Increase/(Decrease) from Shareholder Activity	(941,910)	(2,970,319)
Total Increase/(Decrease)	(996,404)	(5,973,890)
Net Assets at Beginning of Period	5,268,515	11,242,405
Net Assets at End of Period (Including undistributed net investment	$4,272,111	$5,268,515
income/(loss) of ($19,179) and ($38,435), respectively.)

Share Transactions:
Issued	68,109	30,964
Redeemed	(243,283)	(406,035)
Net Increase/(Decrease) in Shares	(175,174)	(375,071)
Shares Outstanding Beginning of Period	889,409	1,264,480
Shares Outstanding End of Period	714,235	889,409

Financial Highlights
Selected data for a share of capital stock outstanding	6/1/2013	6/1/2012	6/1/2011	6/1/2010	6/1/2009
throughout the period:	to	to	to	to	to
	5/31/2014	5/31/2013	5/31/2012	5/31/2011	5/31/2010
Net Asset Value -
Beginning of Period	$5.92	$8.89	$15.16	$9.73	$6.76
Net Investment Income (Loss) (a)	(0.06)	(0.09)	(0.09)	(0.13)	(0.06)
Net Gains or Losses on Securities
(realized and unrealized)	0.12	(2.88)	(6.20)	5.53	3.03
Total from Investment Operations	0.06	(2.97)	(6.29)	5.40	2.97
Less Distributions from:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Total Distributions	0.00	0.00	0.00	0.00	0.00
Proceeds from Redemption Fee (Note 2)	0.00 *	0.00 *	0.02	0.03	0.00 *
Net Asset Value -
End of Period	$5.98	$5.92	$8.89	$15.16	$9.73
Total Return (b)	1.01%	(33.41)%	(41.36)%	55.81%	43.93%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$4,272	$5,269	$11,242	$27,465	$8,495
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	(0.99)%	(1.13)%	(0.78)%	(0.96)%	(0.67)%
Portfolio Turnover Rate	23.70%	24.37%	27.82%	25.57%	21.50%

* Amount calculated is less than $0.005.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
MAY 31, 2014

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposes the redemption fee. During the fiscal year ended May 31, 2014 proceeds from redemption fees were $800.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at May 31, 2014, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the units were purchased; the restrictions on the sale of the units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2014 Annual Report 10

Notes to Financial Statements - continued

	Acquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$39,085	790,000	0.040	31,600
Aztec Metals Corp. - Warrants	1/8/2010	0	245,000	0.000	0
Chilean Metals Inc.	10/15/2013	22,982	263,333	0.092	24,275
Chilean Metals Inc. - Warrants	5/15/2014	0	125,000	0.000	0
Continental Energy Corp. *	9/19/2011	250,000	250,000	0.747	186,750
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
Magnum Hunter Resources Corp.	9/12/2013	0	8,900	0.000	0
					$242,625

* Convertible Note 18% 9/30/2014.

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 5.68% of the Fund’s net assets at May 31, 2014. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short-term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (relating to fiscal years May 31, 2011 – 2013), or expected to be taken on the Fund’s tax return for the fiscal year ended May 31, 2014. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS: As of May 31, 2014, the Fund recorded a permanent book/tax difference of $63,816 from net investment loss to paid in capital. The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains (losses) on a tax basis, which is considered more informative to shareholders.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

2014 Annual Report 11

Notes to Financial Statements - continued

3.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust's Good Faith Pricing Guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that priori-tizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks, real estate investment trusts, warrants and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money Market Funds. Money Market Funds are valued using amortized cost, which approximates fair value. These securities will be categorized in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securi-

2014 Annual Report 12

Notes to Financial Statements - continued

ties are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities (including convertible notes). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

The following tables summarize the inputs used to value the Fund's assets and liabilities measured at fair value as of May 31, 2014:

Assets:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$3,428,230	$24,275	$31,600	$3,484,105
Convertible Notes	0	0	186,750	186,750
Exchange Traded Funds	149,424	0	0	149,424
Preferred Stock	0	103,030	0	103,030
Real Estate Investment Trusts	234,528	0	0	234,528
Warrants	0	131	0	131
Money Market Funds	52,193	0	0	52,193
Total	$3,864,375	$127,436	$218,350	$4,210,161

Liabilities:

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Fair Value
Options	$500	$0	$0	$500

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable. For additional information regarding the techniques used to value the Fund’s level 3 investments – Aztec Metals Corp., and Continental Energy Corp. Convertible Note – please see the Fund’s Schedule of Investments.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

Common Stock
Beginning balance at May 31, 2013	$256,600
Total realized gain/(loss)	37,615
Change in unrealized appreciation/(depreciation)	(75,865)
Cost of Purchases	38,084
Cost of Sales	(38,084)
Net transfers in/(out) of level 3 from level 2	0
Ending balance at May 31, 2014	$218,350

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at May 31, 2014 includes $38,250.

The following table shows transfers between level 1 and level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$28,307	-	-	$28,307

2014 Annual Report 13

Notes to Financial Statements - continued

Financial assets were transferred from level 2 to level 1 when the underlying positions were no longer restricted securities.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust, on behalf of the Fund, and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, Rule 12b-1 expenses (of which none were authorized as of May 31, 2014), brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2014, the Adviser earned management fees totaling $45,121, of which $3,680 was owed to the Adviser at May 31, 2014. For the same period the Adviser earned services fees of $20,304, of which $1,656 was still due to the Adviser at May 31, 2014.

Trustees who are not interested persons of the Fund were paid a total of $3,000 in Trustees’ fees by the Fund's Adviser for the fiscal year ended May 31, 2014.

5.) INVESTMENT TRANSACTIONS
For the fiscal year ended May 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $978,759 and $1,925,957 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) PUT & CALL OPTIONS
As of May 31, 2014, Fund portfolio securities valued at $38,300 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the fiscal year ended May 31, 2014 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2013	0	$0
Options written	100	$7,329
Options exercised	(50)	($3,709)
Options expired	0	$0
Options terminated in closing purchase transactions	0	$0
Options outstanding at May 31, 2014	50	$3,620

There were no purchased options transactions during the fiscal year May 31, 2014.

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	$500

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended May 31, 2014 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Realized Gain		Change in Unrealized
Transactions	on Written	$3,709	Appreciation on Written	$3,120
	Options		Options

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the under-

2014 Annual Report 14

Notes to Financial Statements - continued

lying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The table below shows offsetting assets and liabilities relating to options written shown on the Statement of Assets and Liabilities as of May 31, 2014.

Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Option
Writing	$500	$0	$500	$0	$500	$0

7.) TAX MATTERS

There were no distributions paid during the fiscal years ended May 31, 2014 and 2013.

As of May 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Deferred late year ordinary losses *	$ 18,998

Capital loss carryforwards expire as follows: No expiration - short-term+	$ 457,456
No expiration - long-term	3,977,169
2017	34,939
2018	202,382
$4,671,946

Gross unrealized appreciation on investment securities	$1,329,581
Gross unrealized depreciation on investment securities	(2,781,548)
Net unrealized depreciation on investment securities	($1,451,967)

Cost of investment securities including short-term investments	$5,665,248

Premiums received from written options	$ 3,620

Post October losses deferred *	$ 160,122

+ The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date, if any. The Fund will not make distributions from capital gains while a capital loss carryforward remains. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

* These deferrals are considered incurred in the subsequent year.

As of May 31, 2014, the differences between book basis and tax basis cost of investments were primarily attributable to the tax treatment of foreign currency holdings.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2014 was $10,575,143 representing 714,235 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2014, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, CA, 94101, held for the benefit of others, in aggregate, approximately 60.18% of the Fund and therefore may be deemed to control the Fund.

2014 Annual Report 15

Notes to Financial Statements - continued

10.) NEW ACCOUNTING PRONOUNCEMENT
In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update ("ASU") No. 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company measurement of ownership on other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC). The ASU is effective for interim and annual reporting periods that begin after December 15, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund's financial statements.

2014 Annual Report 16

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2014 Annual Report 17

ADDITIONAL INFORMATION
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On May 16, 2014 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement. In considering the continuance of the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale may be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders.

Performance. As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective that were categorized by Morningstar as Natural Resources Funds with assets between $2 and $10 million (the "Peer Group"). The Trustees also received performance information for the Dow Jones Wilshire 5000 Index (the "Index"). The performance data was presented for various periods through March 31, 2014. It was noted that the Fund underperformed the Peer Group and the Index for the 12-month period ended March 31, 2014, by returning -13.59% compared to a return of 7.92% of the Peer Group and 22.42% for the Index. Additional information showed that the Equity Precious Metal category was down -30.78% for the 12 month period ended March 31, 2014, providing additional insight into the Fund's underperformance as it held securities related to precious metals. The materials also showed that the Fund underperformed the Peer Group and the Index for the 3-year, 5-year and since inception periods ended March 31, 2014. During the period of inception to March 31, 2014, the Fund returned -5.95% and the Index returned 7.69% . As the Trustees reviewed the performance, Mr. Berol of the Adviser reminded the Trustees that for the year-to-date period ended March 31, 2014, the Fund was up 15.71% compared to the Peer Group and the Index, which were up 2.88% and 2.04% respectively. As the discussion continued, the Adviser sited reasons for the Fund's poor performance and there was an extensive discussion regarding the current steps taken by the Adviser to regain better comparative performance. Overall, the Trustees noted that the comparative performance information indicated that the Fund had poor long-term performance through the periods ended March 31, 2014, but that recent performance had been strong and they believe the Adviser's experience and knowledge demonstrate it may be able to turn around the relative performance of the Fund and that the Adviser is actively managing the portfolio to improve performance. The Trustees also discussed the maturation of the Adviser's decision making process. Then, the Trustees reviewed the Morningstar ranking system and discussed how the relative performances for the 1, 3 and 5 year periods are weighted.

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser reviewed and discussed with the Board the its Form ADV, the Code of Ethics certifications, and confirmed to the Trustees that there has been no change in executive personnel to the Fund since the last annual renewal. The Adviser summarized the information provided to the Board and discussed the its investment management experience. The Adviser then reviewed its balance sheet and income statement as of and for the 12-month period ended March 31, 2014. It was noted that although the Adviser was not profitable for the 12-month period ended March 31, 2014, the Adviser and its members have the resources to continue services to the Fund. The Board, including the Independent Trustees, concluded that the nature, extent and quality of the services provided by the Adviser were consistent with their expectations, including the quality of services provided by the portfolio managers. The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

Fees, Expenses and Profitability. The Board then reviewed the Adviser's profitability analysis, advisory fee and comparative expense ratio information. The Adviser discussed in further detail its financial condition and discussed the firm's ability to meet its obligations under the Management Agreement, referring the Trustees to the Adviser's balance sheet included in the Board Materials. As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group. The Board noted that the Fund's audited expense ratio of 1.45% was lower than its Peer Group's average audited expense ratio of 1.70% . The Trustees then reviewed the management fee ratio of the Fund compared to its Peer Group and noted that the management fee ratio of 1.00% was above the Peer Group average of 0.88%, but within the range of advisory fees paid by other funds in the Peer Group. The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The category averages for front-end loads,

2014 Annual Report 18

Additional Information (Unaudited) - continued

deferred-loads and 12b-1 expenses were 1.01%, 0.30% and 0.30%, respectively. The Adviser stated that in addition to advisory services, it also provides the Fund with administrative services and officers, including the CCO for the Trust for a separate administrative fee. It was noted that for the 12-month period ended March 31, 2014 the Adviser had not been profitable with respect to services provided to the Fund. As the Trustees continued to discuss the fees, expenses and profitability, the Trustees noted the that the Fund's asset level had declined and until assets increase again, it would be unlikely for the Adviser to achieve profitability in the near future. The Adviser represented that the members of the Adviser were committed to the Fund and would be able to cover Fund expenses if the revenues achieved from the Fund do not cover Fund expenses and the Adviser is responsible for any such expenses under a current and continuing fee waiver. The Trustees, including the Independent Trustees, concluded that the Fund's current advisory fee of 1.00% is reasonable. The Board further considered whether the amount of profit realized by the Adviser is a fair entrepreneurial profit for the management of the Fund. The Trustees, including the Independent Trustees, concluded that the Adviser's level of profitability from its relationship with the Fund is not excessive.

Economies of Scale. The Board, including the Independent Trustees, discussed with the Adviser whether it believes there are economies of scale with respect to the management of the Fund that are available and whether the potential exists for realization of any further economies of scale. The Adviser indicated that it would consider adding breakpoints in the future as the Fund grows; however, through March 31, 2014, the amount of time spent managing the Fund and other duties are still substantial enough to keep fees at the present rate. The Trustees were reminded that the Adviser is not profitable with respect to the services provided to the Fund. The Adviser did further indicate that it is committed to reducing fees charged to the Fund as economies of scale are realized. After discussion, it was the consensus of the Trustees that, based upon the current asset level of the Fund, economies of scale or implementation of breakpoints in the advisory fee was not ripe for consideration at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust were excused during this discussion.

Conclusion. After separate deliberation by the Independent Trustees without Management, the Trustees concluded that, while long-term Fund performance was poor, recent performance has improved and they believed that the Adviser has the experience and knowledge to achieve better relative performance in the future. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources to provide, and had provided, quality advisory services to the Fund. The Board agreed that that the fees paid pursuant to the Management Agreement were reasonable and noted that the Adviser was not profitable during the 12-month period ended March 31, 2014. The Trustees considered that the Adviser indicated that it will consider adding breakpoints in the future as the Fund grows so Fund shareholders benefit from economies of scale. It was the consensus of the Trustees, including the Independent Trustees, that the advisory fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the Trust and the Fund's shareholders.

2014 Annual Report 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
  of Encompass Fund,
  a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of May 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds, as of May 31, 2014, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
July 25, 2014

2014 Annual Report 20

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held By
and Age	Trust		During	Overseen By	Trustee or
			Past 5 Years	Trustee	Officer

Malcolm H. Gissen(2), 70	President,	Since 2006	President, Malcolm H. Gissen &	1	None
	Treasurer		Associates, Inc. (1985-Present).
	and Trustee		President, Brick Asset
Management, Inc. (2006-Present).

Marshall G. Berol, 77	Secretary	Since 2006	Principal, BL/SH Financial (1990-	N/A	None
present), Chief Investment
Officer, Malcolm H. Gissen &
Associates, Inc. (2000-Present),
Secretary, Brick Asset
Management, Inc. (2006-Present).

Julian G. Winters, 45	Chief	Since 2011	Managing Member, Watermark	N/A	N/A
	Compliance		Solutions LLC (investment com-
	Officer		pliance and consulting) since
3/07.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

John F. Runkel, 59	Independent	Since 2006	General Counsel & Corporate	1	None
	Trustee		Secretary of Synopsys, Inc. (May
2014-Present). General Counsel,
Affymetrix, Inc. (2008-June 2013).

William P. Twomey, 71	Independent	Since 2006	Retired (2006-Present). Chief	1	None
	Trustee		Financial Officer, Morrison &
Foerster, LLP (1994-2006).

John F. Hamilton, 69	Independent	Since 2012	Director, Vermillion, Inc. (2008 -	1	None
	Trustee		2013). Director and Audit
Committee Chair, Anesiva, Inc.
(2009 - 2009). Consulting Chief
Financial Officer, Xoma (US) LLC
(2008 - 2009).

(1) The address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.
(2) Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940
by virtue of his affiliation with the Adviser.

2014 Annual Report 21

Board of Trustees
Malcolm H. Gissen
John F. Hamilton
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
MUFG Union Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/14	FYE 5/31/13
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,300	$2,300
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/14	FYE 5/31/13
Registrant	$2,300	$2,300
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: 8/3/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: 8/3/14

By: /s/Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 8/3/14